                                                                    EXHIBIT 10.2


THIS AGREEMENT HAS CONFIDENTIAL PORTIONS OMITTED, WHICH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]"


                                 AMENDMENT NO. 1
                                       TO
                        DMS-MTX CELLULAR SUPPLY AGREEMENT
                                     BETWEEN
                                ALAMOSA PCS, LLC
                                       AND
                              NORTHERN TELECOM INC.


This Amendment No. 1 is made effective as of the 12th day of January 1999, by and between Northern Telecom Inc. ("Seller") and Alamosa PCS, LLC ("Buyer").

WHEREAS, Buyer and Seller entered into a Supply Agreement dated December 21, 1998 for the sale and purchase of Seller's Equipment and Services ("Agreement"); and,

WHEREAS, Buyer and Seller now desire to amend the Agreement to provide for, among other things, an initial shipment by Seller to Buyer's El Paso, Laredo, and Albuquerque Cell Sites.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, Buyer and Seller hereby agree to amend the Agreement as follows:

1. Delete the first sentence of Section 6.3 and replace it with the following:

         "Buyer shall pay all amounts invoiced by Seller pursuant to this
         Article 6 within [TEXT OMITTED-CONFIDENTIAL TREATMENT REQUESTED] from the date of Seller's invoice therefor, except that for the "Initial Shipment Equipment", as set forth in Annex 1A, attached hereto and incorporated herein, Buyer shall pay all amounts invoiced by Seller for such Equipment on or before the earlier of: (i) [TEXT OMITTED-CONFIDENTIAL TREATMENT REQUESTED] from the date of Seller's invoice therefor; (ii) February 23, 1999; or, (iii) the date of the



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         occurrence of any Insolvency Event, as defined in the financing agreement between Buyer and Seller."

2. Delete the first sentence of Section 7.2 and replace it with the following:

         "Title to Equipment furnished by Seller to Buyer in accordance with this Agreement shall pass to Buyer at the point and on the date of shipment, except that Seller shall retain title to the Initial Shipment Equipment until the purchase price therefor shall have been paid by Buyer in full."

3. Add a new Annex 1A (INITIAL SHIPMENT EQUIPMENT), as included in Schedule "A" attached hereto and incorporated herein, and adjust the Table of Contents and Article 22, Annexes, of the Agreement accordingly.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their representatives being thereunto duly authorized.


ALAMOSA PCS, LLC                          NORTHERN TELECOM INC.

By:  /s/ David Sharbutt                   By:  /s/ Nancy J. White
     ------------------------                  -------------------------------
Name:  David Sharbutt                     Name:  Nancy J. White
      -----------------------                   ------------------------------
        (Type/Print)                            (Type/Print)

Title:  Chairman                          Title:  VP and GM- Wireless Networks
       -----------------------                   -----------------------------

Date:  Feb. 12, 1999                      Date:  3-8-99
       -----------------------                   -----------------------------



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